Exhibit 99.2

Unaudited Pro forma Condensed Combined Financial Statements

          The unaudited pro forma condensed combined balance sheet as of September 30, 2005, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2005, and for the year ended December 31, 2004, are presented herein. The unaudited pro forma condensed combined balance sheet was prepared using the historical balance sheets of SoftNet and InsPara as of September 30, 2005. The unaudited pro forma condensed combined statements of operations were prepared using the historical statements of operations of SoftNet and InsPara for the nine months ended September 30, 2005 and for the year ended December 31, 2004.

          The unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had been completed on September 30, 2005, and combines the unaudited condensed balance sheets of SoftNet and InsPara. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004, give effect to the acquisition as if it had occurred on January 1, 2004.

          The unaudited pro forma condensed combined financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations actually would have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods. The unaudited pro forma condensed combined financial statements, and the accompanying notes, are based upon the respective historical financial statements of SoftNet and InsPara, and should be read in conjunction with SoftNet’s historical consolidated financial statements and related notes, and SoftNet’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in SoftNet’s Annual Report on Form 10-KSB for the year ended December 31, 2004.

SoftNet Technology Corporation and Subsidiaries
[Formerly T&G 2, Inc.]
Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2005

                                                                                                                          Adjustments
                                                                                        Historical                   [Increase]         Pro forma
                                                                              SoftNet            InsPara         Decrease         Combined

Assets:
Current Assets:
   Cash and cash equivalents                               $       93,956   $        57,164      $                --      $      151,120
   Accounts receivable, net                                        282,265           494,426                        --              776,691
   Current portion of notes receivable                         225,000                     --                        --             225,000
   Inventory                                                                 22,440                     --                        --               22,440
   Prepaid expenses and other current assets                28,809               1,302                        --               30,111

   Total Current Assets                                           652,470           552,892                       --           1,205,362

Notes receivable, net of current portion                     140,000                     --                        --             140,000
Fixed assets, net of accumulated
   depreciation                                                             22,304           141,523                        --             163,827
Other Assets                                                                8,540               3,246                         --               11,786
Customer lists, net of amortization                             188,889                     --              500,000[B]         688,889
Goodwill                                                                             --                     --          2,480,694[B]      2,480,694

Total Assets	$ 1,012,203	$ 697,661	$ 2,980,694	$ 4,690,558

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SoftNet Technology Corporation and Subsidiaries
[Formerly T&G 2, Inc.]
Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2005

                                                                                                                             Adjustments
                                                                                           Historical                   [Increase]             Pro forma
                                                                                SoftNet            InsPara         Decrease             Combined

Liabilities and Stockholders' Equity [Deficit]:
Current Liabilities:
   Accounts payable and accrued expenses        $      832,622   $        40,855      $                --         $      873,477
   Due to related parties                                             415,128                     --                        --                415,128
   Current portion of notes payable                            546,667                     --                        --                546,667

   Total Current Liabilities                                  1,794,417             40,855                        --             1,835,272

Long-Term Liabilities:
   Notes payable, net of current portion                     500,000                     --                        --                500,000

   Total Liabilities                                                2,294,417             40,855                        --             2,335,272

Stockholders' Equity (Deficit):
   Preferred Stock, Series A, $1.00 Par Value;
      5,000,000 shares authorized, 0 shares
      issued and outstanding                                                  --                     --                        --                          --
   Preferred Stock, Series B, $.001 Par Value;
      5,000,000 shares authorized, and 0 shares
      issued and outstanding                                                  --                     --                        --                          --
   Common Stock, Class A, $.001  Par Value;
      500,000,000 shares authorized, 399,619,692
      and 449,619,690 shares issued; 150,000,000
      shares held in escrow; 249,619,692 and
      299,619,690 shares outstanding                          399,620                     --                50,000 [B]          449,620
   Common Stock, Class B, $.001  5,000,000
      shares authorized and 4,800,000 shares
      issued and outstanding                                             4,800                     --                       --                    4,800
   Stock issued as collateral for note payable             (900,000)                    --                       --              (900,000)
   Common Stock, $.001 Par Value; 50,000,000
      shares authorized; 14,661,139 shares issued
      and outstanding                                                             --              14,661             (14,661) [A]                  --
   Common Stock, Class A, $.001 Par Value;
      25,000,000 shares authorized; 2,657,996
      shares issued and outstanding                                        --                2,658               (2,658) [A]                  --
   Common Stock, Class B, $.001 Par Value;
      4,000,000 shares authorized; 70,000
      shares issued and outstanding                                        --                   291                  (291) [A]                  --
   Additional paid-in capital                                   23,122,160        3,684,734        (3,684,754) [A]    26,709,640
                                                                                                                               3,587,500  [B]
   Accumulated other comprehensive
      income                                                                  81,606                     --                      --                  81,606
   Retained Deficit                                               (23,990,400)       (3,045,538)       3,045,538 [A]   (23,990,400)

   Total Stockholders' Equity (Deficit)              (1,282,214)           656,806         2,980,674            2,355,266

   Total Liabilities and Stockholders'

Equity (Deficit)	$ 1,012,203	$ 697,661	$ 2,980,674	$ 4,690,538

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SoftNet Technology Corporation and Subsidiaries
[Formerly T&G 2, Inc.]
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Nine Months Ended September 30, 2005

                                                                                                                          Adjustments
                                                                                        Historical                   [Increase]             Pro forma
                                                                             SoftNet            InsPara         Decrease             Combined

Operating Revenues:
   Revenue                                                        $   1,006,756   $   2,834,142   $                --         $   3,840,898

Cost of Revenue                                                   766,395        1,856,560                      --              2,622,955

   Gross Profit                                                         240,361           977,582                     --              1,217,943

Operating Expenses:
   Professional fees and compensation
      expenses                                                         1,027,906                    --                      --              1,027,906
   Advertising, marketing and selling
      expenses                                                            581,058           837,582                     --              1,418,640
   General and administrative expenses                       685,833           910,153                    --              1,595,986
   Depreciation, amortization and
      impairment                                                       1,296,025             10,303             53,571 [C]        1,359,899

   Total Operating Expenses                               3,590,822        1,758,038             53,571              5,402,431

   Loss Before Other (Expense)                        (3,350,461)        (780,456)           (53,571)           (4,184,488)

Other (Expense):                                                                                      --                      --
   Legal settlement                                                    (200,000)                    --                     --               (200,000)
   Interest expense, net                                               (36,243)                    --                     --                 (36,243)

   Total Other (Expense)                                       (236,243)                    --                     --               (236,243)

   Net Loss From Operations Before
      Provision for Income Taxes                        (3,586,704)         (780,456)           (53,571)            (4,420,731)

Provision for Income Taxes                                            --                     --                     --                            --

Net Loss Applicable to Common Shareholders	$ (3,586,704)	$ (780,456)	$ (53,571)	$ (4,420,731)

Net Loss Per Basic And Diluted Shares				$ (.01)

Weighted Average Number of Common Shares Outstanding				367,029,184

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SoftNet Technology Corporation and Subsidiaries
[Formerly T&G 2, Inc.]
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2004

                                                                                                                          Adjustments
                                                                                        Historical                   [Increase]             Pro forma
                                                                              SoftNet            InsPara         Decrease             Combined

Operating Revenues:
   Revenue                                                        $      343,760   $   1,185,208      $                --      $   1,528,968

Cost of Revenue                                                   201,805           874,328                         --           1,076,133

   Gross Profit                                                         141,955           310,880                        --              452,835

Operating Expenses:
   Professional fees and compensation
      expenses                                                            843,859                    --                         --              843,859
   Advertising, marketing and selling
      expenses                                                            112,096        1,296,581                        --           1,408,677
   General and administrative expenses                       354,007        1,099,476                       --           1,453,483
   Depreciation, amortization and
      impairment                                                       2,071,616             22,790                71,429 [C]    2,165,835

   Total Operating Expenses                               3,381,578        2,418,847                71,429           5,871,854

   Loss Before Other (Expense)                        (3,239,623)     (2,107,967)              (71,429)        (5,419,019)

Other (Expense):
   Interest expense, net                                               (43,528)                    --                        --              (43,528)

   Net Loss From Continuing Operations          (3,283,151)      (2,107,967)             (71,429)        (5,462,547)

Discontinued Operations:
   Gain (loss) from discontinued operations,
      net of income taxes                                                 8,482                     --                        --                     8,482
   Gain on disposal                                                      16,082                     --                        --                   16,082

   Total Discontinued Operations                            24,564                     --                        --                   24,564

   Net Loss Before Provision For
      Income Taxes                                               (3,258,587)      (2,107,967)            (71,429)            (5,437,983)

Provision for Income Taxes                                            --                     --                        --                           --

Net Loss Applicable to Common Shareholders	$ (3,258,587)	$ (2,107,967)	$ (71,429)	$ (5,437,983)

Net Loss Per Basic And Diluted Shares:
   From Continuing Operations                                                                                                           $             (.05)
   From Discontinued Operations                                                                                                                          --
Net Loss	$ (.05)
Weighted Average Number of Common Shares Outstanding	116,521,078

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SoftNet Technology Corporation and Subsidiaries
[Formerly T&G 2, Inc.]
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1.  Basis of Presentation

The unaudited pro forma condensed combined financial statements of SoftNet for the year ended December 31, 2004  and as of and for the nine months ended September 30, 2005, give effect to the acquisition of InsPara as if it had been completed on January 1, 2004. The unaudited pro forma condensed combined balance sheet as of September 30, 2005 gives effect to the acquisition of InsPara as if it had occurred on September 30, 2005.

The unaudited pro forma condensed combined statements of operations and unaudited pro forma condensed combined balance sheet were derived by adjusting SoftNet’s historical financial statements for the acquisition of InsPara. The unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of operations are provided for informational purposes only and should not be construed to be indicative of SoftNet’s financial position or results of operations had the transaction been consummated on the dates indicated and do not project SoftNet’s financial position or results of operations for any future period or date.

The unaudited pro forma condensed combined balance sheet and unaudited condensed combined statements of operations and accompanying notes should be read in conjunction with SoftNet’s historical consolidated financial statements and related notes and SoftNet’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in SoftNet’s Annual Report on Form 10-KSB for the year ended December 31, 2004

Note 2. Preliminary Purchase Price

The unaudited pro forma condensed combined financial statements reflect an estimated purchase price for the acquisition as follows:

Fair Value of SoftNet common stock issued (49,999,998 Shares at $0.073 Per Share)	$ 3,637,500

The final purchase price is dependent in part on actual final direct acquisition costs.

Based on the estimated purchase price, the preliminary purchase price allocation, subject to change pending completion of our final valuation and analysis, is as follows :

Customer List                                                                                          $      500,000
Other Assets                                                                                                   697,691
Goodwill                                                                                                      2,480,694

Total assets acquired                                                                                    3,678,385
Liabilities assumed                                                                                            (40,885)

Net Assets Acquired	$ 3,637,500

Note 3. Pro Forma Adjustments

The following pro forma adjustments are based upon management’s preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization.

(A) To eliminate the InsPara historical stockholders’ equity.

(B) To record the estimated fair value of the assets and liabilities acquired and to reflect the issuance of 49,999,998 shares of SoftNet common stock.

(C) To reflect amortization of certain acquired intangible assets, customer lists, over a seven year life.